Exhibit 99.2

FINANCIAL SUPPLEMENT

JUNE 30, 2005

Monster Worldwide is presenting historical financial information and other operating metrics to assist the investment community in evaluating our Company.  The financial supplement presents information that includes the effect of acquisitions, dispositions, restructuring charges and reclassifications.  We suggest that the notes to the supplement are read in conjunction with these financial tables.  The financial information included in this supplement contains certain non-GAAP financial measures.  These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for, or superior to, GAAP results.  The non-GAAP measures included in this supplement have been reconciled to the most comparable GAAP measure.  The Company intends to update the financial supplement on a quarterly basis.

1

Notes to Financial Supplement

Presentation

Sale of Directional Marketing division

On June 1, 2005, we completed the sale of our Directional Marketing business, and accordingly, we have restated our historical quarterly and annual information to reflect the disposition.  The historical results of Directional Marketing have been reclassified as discontinued operations for all periods presented.  The financial results from continuing operations reflect the remaining results of our two business segments: Monster and Advertising & Communications.

Reclassifications

The sale of our Directional Marketing business did not include Directional Marketing operations in the United Kingdom.  Our Advertising & Communications management will continue to manage that business, and accordingly, those results have been reclassified into our Advertising & Communications segment.

New Segment Presentation

We have reclassified our historical segment information to present a Corporate operating segment, that captures certain direct costs and allocated expenses.  As a result, historical operating expenses, operating income and operating margins associated with our Monster and Advertising & Communications divisions have been restated to reflect this new presentation. Results under our new segment presentation are presented herein to assist investors with evaluating financial performance on a comparable basis.

(1) Non-GAAP financial measures

The information included in this financial supplement contains non-GAAP financial measures.  A non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”).  These measures are not in accordance with or an alternative for GAAP, and may be different from non-GAAP measures reported by other companies.  We believe that our presentation of non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations.  Included in this financial supplement are non-GAAP measures of operating expenses, operating income, income from continuing operations and income taxes, which are adjusted from results based on GAAP to exclude business reorganization, spin-off and other special charges and the related tax effects, in our statements of operations.  In addition, our management uses these measures for reviewing our financial results and for budgeting and planning purposes.

We have excluded business reorganization and spin-off charges in the 2003 quarters as a means to evaluate period-to-period comparisons.  Additionally, we have reconciled all non-GAAP measures to the nearest GAAP measure for all relevant periods.

2

Operating income before depreciation and amortization (“OIBDA”) is defined as income from operations before depreciation, amortization of intangible assets and amortization of stock based compensation. We consider OIBDA to be an important indicator of our operational strength. This measure eliminates the effects of depreciation, amortization of intangible assets and amortization of stock based compensation from period to period, which we believe is useful to management and investors in evaluating our operating performance.  OIBDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.

Free cash flow is defined as cash flow from operating activities less capital expenditures.  Free cash flow is considered a liquidity measure and provides useful information about our ability to generate cash after investments in property and equipment.  Free cash flow reflected herein is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.  Free cash flow does not reflect the total change in our cash position for the period and should not be considered a substitute for such a measure.

(2) Selected financial ratios

We have included selected financial ratios in this financial supplement in order to assist investors to further evaluate our business.  Our definitions and calculations are as follows:

Annualized return on equity

Annualized return on equity measures management’s effectiveness and ability to generate future profitability on the earnings that the Company retains.  In addition, the ratio is a strong indicator of how well we utilize shareholders’ investments in our business.  We calculate annualized return on equity as follows:

Annualized net income / Average stockholders’ equity

Annualized return on capital employed

Annualized return on capital employed indicates how efficiently our capital is being used to generate revenue.  We calculate annualized return on capital employed as follows:

Annualized operating income / (Total Assets — Current liabilities + Current portion of debt)

Annualized operating income uses historical operating income as originally reported as its basis, unadjusted for any operations discontinued subsequently.  Using annualized operating income, as historically reported, most effectively displays the results of management’s capital allocation decisions and their ability to generate a return on those decisions.

Book value per share

Book value per share is a market value indicator that we utilize when analyzing our stockholders’ equity.  We calculate book value per share as follows:

Stockholders’ equity / Total shares outstanding

Cash per share

We calculate cash per share as follows:

Cash and cash equivalents / Total shares outstanding

3

Monster Worldwide, Inc.

Quarterly Statements of Operations - Non GAAP

(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q2 2003(1)	Q3 2003	Q4 2003(1)	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	6M 2004	6M 2005

Monster	$100,625	$103,783	$104,920	$122,162	$141,904	$157,679	$172,164	$189,534	$198,091	$264,066	$387,625
Advertising & Communications	34,333	34,873	37,279	39,048	39,424	40,940	42,810	42,519	40,888	78,472	83,407
Revenue	134,958	138,656	142,199	161,210	181,328	198,619	214,974	232,053	238,979	342,538	471,032

Salary and related	60,888	63,342	68,631	71,469	82,353	92,124	102,308	100,556	105,564	153,822	206,120
Office and general	26,406	25,904	25,602	28,210	29,358	31,997	33,660	36,176	37,107	57,568	73,283
Marketing and promotion	31,164	28,347	24,704	37,845	38,086	37,349	37,079	48,446	47,692	75,931	96,138
OIBDA(1)	16,500	21,063	23,262	23,686	31,531	37,149	41,927	46,875	48,616	55,217	95,491

Depreciation expense	4,033	5,716	6,012	6,257	6,731	6,903	5,893	6,884	6,947	12,988	13,831
Amortization of stock based compensation	958	868	498	474	872	737	639	968	534	1,346	1,502
Amortization of intangibles	438	464	426	605	1,241	3,069	2,329	2,354	2,274	1,846	4,628
Operating expenses	123,887	124,641	125,873	144,860	158,641	172,179	181,908	195,384	200,118	303,501	395,502

Operating income	11,071	14,015	16,326	16,350	22,687	26,440	33,066	36,669	38,861	39,037	75,530
Interest and other, net	(53)	(36)	(179)	(286)	(429)	(227)	(68)	(67)	1,043	(715)	976
Income from cont. operations, pre-tax	11,018	13,979	16,147	16,064	22,258	26,213	32,998	36,602	39,904	38,322	76,506

Income taxes	4,340	4,632	4,709	5,335	7,428	8,532	11,343	13,068	13,967	12,763	27,035
Losses in equity interests	—	—	—	—	—	—	—	(209)	(367)	—	(576)
Income from continuing operations	6,678	9,347	11,438	10,729	14,830	17,681	21,655	23,325	25,570	25,559	48,895

Reorganization charges, net of tax	(154)	—	(28)	—	—	—	—	—	—	—	—
Income (loss) from disc. operations, net of tax	3,123	2,876	722	1,676	1,410	2,307	2,816	(2,755)	(5,994)	3,086	(8,749)

Net income (loss)	$9,647	$12,223	$12,132	$12,405	$16,240	$19,988	$24,471	$20,570	$19,576	$28,645	$40,146

Basic earnings (loss) per share:
Income from continuing operations	$0.06	$0.08	$0.10	$0.09	$0.13	$0.15	$0.18	$0.19	$0.21	$0.22	$0.40
Net income (loss)	$0.09	$0.11	$0.11	$0.11	$0.14	$0.17	$0.20	$0.17	$0.16	$0.25	$0.33

Diluted earnings (loss) per share:
Income from continuing operations	$0.06	$0.08	$0.10	$0.09	$0.12	$0.15	$0.18	$0.19	$0.21	$0.21	$0.40
Net income (loss)	$0.08	$0.11	$0.11	$0.11	$0.14	$0.17	$0.20	$0.17	$0.16	$0.24	$0.33

Weighted avg. shares outstanding:
Basic shares	111,860	112,342	112,838	115,533	117,431	118,584	119,373	120,655	121,049	116,479	120,853
Diluted shares	113,636	115,249	115,514	118,030	120,192	120,351	122,353	123,577	123,181	119,004	123,320

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Trailing Twelve Months Statistics - Statements of Operations - Non-GAAP

(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data
Summary P&L Information	Q1 2004(1)	Q2 2004(1)	Q3 2004(1)	Q4 2004	Q1 2005	Q2 2005

Monster	$431,490	$472,769	$526,665	$593,909	$661,281	$717,468
Advertising & Communications	145,533	150,624	156,691	162,222	165,693	167,157
Revenue	577,023	623,393	683,356	756,131	826,974	884,625

Salary and related	264,330	285,795	314,577	348,254	377,341	400,552
Office and general	106,122	109,074	115,167	123,225	131,191	138,940
Marketing and promotion	122,060	128,982	137,984	150,359	160,960	170,566
OIBDA(1)	84,511	99,542	115,628	134,293	157,482	174,567

Depreciation expense	22,018	24,716	25,903	25,784	26,411	26,627
Amortization of stock based compensation	2,798	2,712	2,581	2,722	3,216	2,878
Amortization of intangibles	1,933	2,736	5,341	7,244	8,993	10,026
Operating expenses	519,261	554,015	601,553	657,588	708,112	749,589

Operating income	57,762	69,378	81,803	98,543	118,862	135,036
Interest and other, net	(554)	(930)	(1,121)	(1,010)	(791)	681
Income from con. operations, pre-tax	57,208	68,448	80,682	97,533	118,071	135,717

Income taxes	19,016	22,104	26,004	32,638	40,371	46,910
Losses in equity interests	—	—	—	—	(209)	(576)
Income from continuing operations	38,192	46,344	54,678	64,895	77,491	88,231

Reorganization charges, net of tax	(182)	(28)	(28)	—	—	—
Income (loss) from disc. operations, net of tax	8,397	6,684	6,115	8,209	3,778	(3,626)

Net income (loss)	$46,407	$53,000	$60,765	$73,104	$81,269	$84,605

Basic earnings (loss) per share:
Income from continuing operations	$0.34	$0.40	$0.47	$0.55	$0.65	$0.74
Net income (loss)	$0.41	$0.46	$0.52	$0.62	$0.68	$0.71

Diluted earnings (loss) per share:
Income from continuing operations	$0.33	$0.40	$0.46	$0.54	$0.64	$0.72
Net income (loss)	$0.40	$0.45	$0.51	$0.61	$0.67	$0.69

Weighted average shares outstanding:
Basic shares	113,143	114,536	116,097	117,738	119,011	119,915
Diluted shares	115,607	117,246	118,522	120,075	121,618	122,366

(1) - Trailing twelve months statistics include non-GAAP results in certain periods.  See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Quarterly Statements of Cash Flows

(unaudited, in thousands)

	Trended Quarterly Data									Year to Date Data
	Q2 2003(1)	Q3 2003	Q4 2003(1)	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	6M 2004	6M 2005
Cash flows provided by (used in) operating activities:
Net income	$9,647	$12,223	$12,132	$12,405	$16,240	$19,988	$24,471	$20,570	$19,576	$28,645	$40,146
Adjustments to reconcile net income to cash provided by (used for) operating activities:
Loss from discontinued operations, net of tax	(3,123)	(2,876)	(722)	(1,676)	(1,410)	(2,307)	(2,816)	2,755	5,994	(3,086)	8,749
Depreciation and amortization	4,471	6,180	6,438	6,862	7,972	9,972	8,222	9,238	9,221	14,834	18,459
Provision for doubtful accounts	2,415	1,765	(243)	938	1,363	1,156	1,853	2,314	2,065	2,301	4,379
Tax benefit on stock option exercises	238	805	569	438	1,167	83	5,637	581	3,259	1,605	3,840
Non cash compensation	958	868	498	474	872	737	639	1,447	534	1,346	1,981
Net loss on disposal and write-off of fixed assets	56	1,502	(1,280)	93	213	(67)	(76)	(71)	8	306	(63)
Common stock issued for matching contribution to 401(k) plan and other	534	870	973	2,145	1,329	202	604	741	1,264	3,474	2,005
Provision for deferred income taxes	9,241	4,619	6,794	6,426	8,325	(117)	(3,420)	8,853	756	14,751	9,609
Minority interests and other	(23)	17	(54)	—	26	129	1,034	(209)	785	26	576
Changes in assets and liabilities, net of purchase transactions:
Accounts Receivable	(20,798)	(17,700)	(16,177)	(17,489)	(13,808)	(29,334)	(20,663)	4,177	(4,081)	(31,297)	96
Prepaid and other	(7,846)	4,721	(22,637)	2,289	5,998	3,865	(5,489)	(3,060)	(19,054)	8,287	(22,114)
Deferred revenue	1,549	5,647	27,845	7,963	3,689	16,528	34,940	6,728	3,613	11,652	10,341
Accrued business reorganization and other costs	(16,189)	(9,050)	(5,364)	(3,995)	(4,927)	(1,608)	(1,833)	(1,972)	(1,433)	(8,922)	(3,405)
Accounts payable, accrued liabilities and other	7,544	(10,931)	3,088	12,402	310	15,788	(1,520)	(46)	38,582	12,712	38,536
Net cash used for operating activities of discontinued operations	(4,914)	14,624	21,519	(40,298)	(9,999)	7,091	2,509	(10,683)	(8,167)	(50,297)	(18,850)
Total adjustments	(25,887)	1,061	21,247	(23,428)	1,120	22,118	19,621	20,793	33,346	(22,308)	54,139
Net cash provided by (used for) operating activities	(16,240)	13,284	33,379	(11,023)	17,360	42,106	44,092	41,363	52,922	6,337	94,285

Cash flows used for investing activities:
Capital expenditures	(5,784)	(8,726)	(2,934)	(2,927)	(6,111)	(4,788)	(2,777)	(7,935)	(7,618)	(9,038)	(15,553)
Payments for acquisitions and intangible assets, net of cash acquired	(780)	(2,834)	(6,923)	(25,931)	(90,182)	(1,813)	(1,958)	(42,477)	(7,010)	(116,113)	(49,487)
Investment in unconsolidated affiliate	—	—	—	—	—	—	—	(50,137)	—	—	(50,137)
Cash funded for sale of subsidiaries	—	—	—	—	—	—	(2,802)	(432)	—	—	(432)
Sale of long-term investment	—	—	—	—	—	—	—	1,878	—	—	1,878
Proceeds from sale of business	—	—	—	—	—	—	9,612	—	50,181	—	50,181
Net cash used for investing activities of discontinued operations	2,261	2,290	(4,384)	(4,916)	(2,579)	(1,375)	(764)	(698)	(12)	(7,495)	(710)
Net cash used for investing activities	(4,303)	(9,270)	(14,241)	(33,774)	(98,872)	(7,976)	1,311	(99,801)	35,541	(132,646)	(64,260)

Cash flows provided by financing activities:
Net repayments under line of credit and capital lease obligations	10,177	(13,232)	(886)	(174)	(196)	(339)	(763)	(507)	(1,328)	(370)	(1,835)
Proceeds from the issuance of common stock	—	—	—	55,663	10	—	—	—	—	55,673	—
Cash received from the exercise of employee stock options	1,806	10,062	4,433	2,714	8,051	978	34,068	3,653	10,733	10,765	14,386
Repurchase of common stock	—	—	—	—	—	—	—	—	(1,398)	—	(1,398)
Cash funded to Hudson Highland Group, Inc.	—	—	—	—	—	—	—	—	—	—	—
Net cash used for financing activities of discontinued operations	1,682	(1,682)	(32)	—	—	—	—	—	—	—	—
Net cash provided by financing activities	13,665	(4,852)	3,515	58,203	7,865	639	33,305	3,146	8,007	66,068	11,153

Effects of exchange rates on cash	315	181	1,487	227	(37)	239	2,191	(1,894)	(1,577)	190	(3,471)

Net increase (decrease) in cash and cash equivalents	(6,563)	(657)	24,140	13,633	(73,684)	35,008	80,899	(57,186)	94,893	(60,051)	37,707
Cash and cash equivalents, beginning of period	125,335	118,772	118,115	142,255	155,888	82,204	117,212	198,111	140,925	142,255	198,111
Cash and cash equivalents, end of period	$118,772	$118,115	$142,255	$155,888	$82,204	$117,212	$198,111	$140,925	$235,818	$82,204	$235,818

Free cash flow (1):
Net cash provided by (used for) operating activities	$(16,240)	$13,284	$33,379	$(11,023)	$17,360	$42,106	$44,092	$41,363	$52,922	$52,922	$94,285
Less: Capital expenditures	(5,784)	(8,726)	(2,934)	(2,927)	(6,111)	(4,788)	(2,777)	(7,935)	(7,618)	(9,038)	(15,553)
Free cash flow	$(22,024)	$4,558	$30,445	$(13,950)	$11,249	$37,318	$41,315	$33,428	$45,304	$(2,701)	$78,732

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Consolidated Condensed Balance Sheets

(unaudited, in thousands)

	Trended Quarterly Data
	Q2 2003	Q3 2003	Q4 2003	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005
ASSETS
Current assets:
Cash and cash equivalents	$118,772	$118,115	$142,255	$155,888	$82,204	$117,212	$198,111	$140,925	$235,818
Accounts recievable, net	196,493	212,428	228,848	246,915	273,252	301,431	318,530	315,362	317,378
Prepaid and other	61,648	58,232	62,620	55,659	54,306	51,499	51,826	47,874	54,128
Current assets of discontinued operations	135,649	143,975	133,260	124,097	128,671	146,349	135,044	125,980	—
Total current assets	512,562	532,750	566,983	582,559	538,433	616,491	703,511	630,141	607,324

Property and equipment, net	76,404	77,912	76,136	73,039	84,530	82,482	81,415	82,689	83,352
Goodwill	339,753	347,319	372,486	389,608	564,261	558,564	607,753	615,832	592,752
Intangibles, net	12,436	12,096	12,023	27,738	43,332	54,452	56,985	52,177	48,198
Others assets	15,001	9,079	15,485	17,674	13,305	13,300	17,171	14,805	26,640
Investment in unconsolidated affiliate	—	—	—	—	—	—	—	49,927	49,351
Long-term assets of discontinued operations	79,629	79,211	79,166	82,801	83,760	83,702	76,778	76,231	—
Total assets	$1,035,785	$1,058,367	$1,122,279	$1,173,419	$1,327,621	$1,408,991	$1,543,613	$1,521,802	$1,407,617

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts Payable, accrued expenses and other	$249,147	$244,735	$239,536	$251,464	$276,947	$284,982	$286,465	$285,759	$307,909
Accrued business reorganization and spin-off costs	48,373	39,322	33,958	29,962	25,035	23,428	21,595	19,623	18,190
Deferred revenue	121,184	126,831	154,676	162,856	180,196	196,724	231,382	242,100	245,713
Current portion of long-term debt	3,028	4,088	2,623	10,814	22,492	22,833	29,262	31,980	26,572
Current liabilties of discontinued operations	184,118	204,305	209,202	158,464	151,562	175,040	162,039	140,965	—
Total current liabilities	605,850	619,281	639,995	613,560	656,232	703,007	730,743	720,427	598,384

Long-term debt, less current portion	15,721	2,137	2,029	9,287	34,311	34,196	33,975	14,653	14,363
Other long-term liabilities	7,707	8,015	11,695	13,942	15,404	17,238	23,259	30,234	36,156
Long-term liabilities of discontinued operations	6,671	50	368	336	223	118	122	205	—
Total liabilities	635,949	629,483	654,087	637,125	706,170	754,559	788,099	765,519	648,903

Stockholders’ equity:
Common stock and class B common stock	113	113	114	117	120	120	122	122	122
Additional paid-in capital	944,329	961,510	968,994	1,029,961	1,099,571	1,104,395	1,146,708	1,153,681	1,167,900
Accumulated other comprehensive income	39,595	39,237	58,928	53,655	55,760	64,369	98,027	71,804	40,267
Unamortized stock based compensation	—	—	—	—	(2,801)	(3,240)	(2,603)	(3,154)	(2,981)
Retained earnings (deficit)	(584,201)	(571,976)	(559,844)	(547,439)	(531,199)	(511,212)	(486,740)	(466,170)	(446,594)
Total stockholders’ equity	399,836	428,884	468,192	536,294	621,451	654,432	755,514	756,283	758,714

Total liabilities and stockholders’ equity	$1,035,785	$1,058,367	$1,122,279	$1,173,419	$1,327,621	$1,408,991	$1,543,613	$1,521,802	$1,407,617

Selected Financial Ratios(2):
- Annualized return on equity	10.1%	11.8%	10.8%	9.9%	11.2%	12.5%	13.9%	10.9%	10.3%
- Annualized return on capital employed (ROCE)	14.3%	18.2%	16.0%	13.9%	14.9%	17.4%	18.2%	15.9%	18.6%
- Book value per share	$3.57	$3.81	$4.14	$4.63	$5.24	$5.51	$6.27	$6.26	$6.24
- Cash per share	$1.06	$1.05	$1.26	$1.35	$0.69	$0.99	$1.64	$1.17	$1.95

(2) - See notes to financial supplement for definitions and calculations of selected financial ratios.

Monster Worldwide, Inc.

Segment and Geographic Information and Operating Metrics

(unaudited, in thousands, except as noted)

	Trended Quarterly Data									Year to Date Data
	Q2 2003(1)	Q3 2003(1)	Q4 2003(1)	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	6M 2004	6M 2005

Segment revenue by geographic region:
Monster North America	$87,323	$91,429	$90,605	$104,997	$115,894	$126,896	$135,252	$148,317	$152,212	$220,891	$300,529
Monster International	13,302	12,354	14,315	17,165	26,010	30,783	36,912	41,217	45,879	43,175	87,096
Monster revenue	$100,625	$103,783	$104,920	$122,162	$141,904	$157,679	$172,164	$189,534	$198,091	$264,066	$387,625

Advertising & Communications North America	$14,570	$15,529	$17,898	$17,495	$17,553	$19,292	$21,427	$19,762	$18,932	$35,048	$38,694
Advertising & Communications International	19,763	19,344	19,381	21,553	21,871	21,648	21,383	22,757	21,956	43,424	44,713
Advertising & Communications revenue	$34,333	$34,873	$37,279	$39,048	$39,424	$40,940	$42,810	$42,519	$40,888	$78,472	$83,407

Segment OIBDA by geographic region:
Monster North America	$25,871	$28,937	$30,823	$28,678	$34,165	$40,018	$49,405	$50,999	$55,332	$62,843	$106,331
Monster International	(1,071)	(356)	(904)	(1,142)	2,283	2,588	4,849	925	296	1,141	1,221
Monster OIBDA (1)	$24,800	$28,581	$29,919	$27,536	$36,448	$42,606	$54,254	$51,924	$55,628	$63,984	$107,552

Advertising & Communications North America	$(4,907)	$(2,449)	$2,018	$2,159	$2,242	$2,848	$2,361	$3,182	$1,632	$4,401	$4,814
Advertising & Communications International	4,091	1,852	1,598	741	1,014	553	(2,653)	774	670	1,755	1,444
Advertising & Communications OIBDA (1)	$(816)	$(597)	$3,616	$2,900	$3,256	$3,401	$(292)	$3,956	$2,302	$6,156	$6,258

Corporate expenses before depreciation and amortization	$(7,484)	$(6,921)	$(10,273)	$(6,750)	$(8,173)	$(8,858)	$(12,035)	$(9,005)	$(9,314)	$(14,923)	$(18,319)

Segment operating income (loss) by geographic region:(1)
Monster North America	$23,626	$25,523	$26,947	$24,728	$29,665	$34,998	$44,764	$46,042	$50,323	$54,393	$96,365
Monster International	(1,735)	(1,158)	(1,756)	(2,022)	863	(356)	3,328	(1,565)	(2,108)	(1,159)	(3,673)
Monster operating income	$21,891	$24,365	$25,191	$22,706	$30,528	$34,642	$48,092	$44,477	$48,215	$53,234	$92,692

Advertising & Communications North America	$(5,852)	$(3,578)	$577	$978	$1,018	$1,657	$1,240	$2,125	$537	$1,996	$2,662
Advertising & Communications International	3,726	1,411	1,115	190	460	(11)	(3,340)	314	226	650	540
Advertising & Communications operating income (loss)	$(2,126)	$(2,167)	$1,692	$1,168	$1,478	$1,646	$(2,100)	$2,439	$763	$2,646	$3,202

Corporate expenses	$(8,694)	$(8,183)	$(10,557)	$(7,524)	$(9,319)	$(9,848)	$(12,926)	$(10,247)	$(10,117)	$(16,843)	$(20,364)

Consolidated revenue by geographic region:
North America	$101,893	$106,958	$108,503	$122,492	$133,447	$146,188	$156,679	$168,079	$171,144	$255,939	$339,223
International	33,065	31,698	33,696	38,718	47,881	52,431	58,295	63,974	67,835	86,599	131,809
Consolidated revenue	$134,958	$138,656	$142,199	$161,210	$181,328	$198,619	$214,974	$232,053	$238,979	$342,538	$471,032

Consolidated OIBDA by geographic region:
North America	$20,964	$26,488	$32,841	$30,837	$36,407	$42,866	$51,766	$54,181	$56,964	$67,244	$111,145
International	3,020	1,496	694	(401)	3,297	3,141	2,196	1,699	966	2,896	2,665
Corporate	(7,484)	(6,921)	(10,273)	(6,750)	(8,173)	(8,858)	(12,035)	(9,005)	(9,314)	(14,923)	(18,319)
Consolidated OIBDA	$16,500	$21,063	$23,262	$23,686	$31,531	$37,149	$41,927	$46,875	$48,616	$55,217	$95,491

Consolidated operating income (loss) by geographic region:
North America	$17,774	$21,945	$27,524	$25,706	$30,683	$36,655	$46,004	$48,167	$50,860	$56,389	$99,027
International	1,991	253	(641)	(1,832)	1,323	(367)	(12)	(1,251)	(1,882)	(509)	(3,133)
Corporate	(8,694)	(8,183)	(10,557)	(7,524)	(9,319)	(9,848)	(12,926)	(10,247)	(10,117)	(16,843)	(20,364)
Consolidated operating income (loss)	$11,071	$14,015	$16,326	$16,350	$22,687	$26,440	$33,066	$36,669	$38,861	$39,037	$75,530

Operating Metrics:
Global employees (ones)	3,118	3,098	3,175	3,388	3,954	4,097	4,210	4,472	4,551	3,954	4,551
Annualized revenue per average employee	$167.5	$178.5	$181.3	$196.5	$197.6	$197.4	$207.0	$213.8	$211.9	$197.6	$211.9

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Quarterly Statements of Operations - Non-GAAP to GAAP Reconcilations

(unaudited, in thousands, except per share amounts)

	Non-GAAP to GAAP Reconciliations
		Add	Q2 2003		Add	Q4 2003
Summary P&L Information	Q2 2003(1)	Adjustments*	GAAP	Q4 2003(1)	Adjustments*	GAAP

Monster	$100,625	$—	$100,625	$104,920	$—	$104,920
Advertising & Communications	34,333	—	34,333	37,279	—	37,279
Revenue	134,958	—	134,958	142,199	—	142,199

Salary and related	60,888	—	60,888	68,631	—	68,631
Office and general	26,406	—	26,406	25,602	—	25,602
Marketing and promotion	31,164	—	31,164	24,704	—	24,704
OIBDA(1)	16,500	—	16,500	23,262	—	23,262

Depreciation expense	4,033	—	4,033	6,012	—	6,012
Amortization of stock based compensation	958	—	958	498	—	498
Amortization of intangibles	438	—	438	426	—	426
Business reorganization and spin-off charges	—	154	154	—	28	28

Operating expenses	123,887	154	124,041	125,873	28	125,901

Operating income (loss)	11,071	(154)	10,917	16,326	(28)	16,298
Interest and other, net	(53)	—	(53)	(179)	—	(179)
Income (loss) from continuing operations, pre-tax	11,018	(154)	10,864	16,147	(28)	16,119

Income taxes	4,340	—	4,340	4,709	—	4,709
Losses in equity interests	—	—	—	—	—	—
Income (loss) from continuing operations	6,678	(154)	6,524	11,438	(28)	11,410

Business reorganization and spin-off charges, net of tax	(154)	154	—	(28)	28	—
Income (loss) from discontinued operations, net of tax	3,123	—	3,123	722	—	722

Net income (loss)	$9,647	$—	$9,647	$12,132	$—	$12,132

Basic earnings (loss) per share:
Income from continuing operations	$0.06	$—	$0.06	$0.10	$—	$0.10
Net income (loss)	$0.09	$—	$0.09	$0.11	$—	$0.11

Diluted earnings (loss) per share:
Income from continuing operations	$0.06	$—	$0.06	$0.10	$—	$0.10
Net income (loss)	$0.08	$—	$0.08	$0.11	$—	$0.11

Weighted avg. shares outstanding:
Basic shares	111,860	111,860	111,860	112,838	112,838	112,838
Diluted shares	113,636	113,636	113,636	115,514	115,514	115,514

		Add	Q2 2003		Add	Q3 2003		Add	Q4 2003
	Q2 2003	Adjustments*	GAAP	Q3 2003	Adjustments*	GAAP	Q4 2003	Adjustments*	GAAP
Segment operating income (loss) by geographic region:
Monster North America	$23,626	$619	$24,245	$25,523	$178	$25,701	$26,947	$32	$26,979
Monster International	(1,735)	(257)	(1,992)	(1,158)	—	(1,158)	(1,756)	14	(1,742)
Monster operating income	$21,891	$362	$22,253	$24,365	$178	$24,543	$25,191	$46	$25,237

Advertising & Communications North America	$(5,852)	$649	$(5,203)	$(3,578)	$187	$(3,391)	$577	$33	$610
Advertising & Communications International	3,726	612	4,338	1,411	—	1,411	1,115	3	1,118
Advertising & Communications operating income (loss)	$(2,126)	$1,261	$(865)	$(2,167)	$187	$(1,980)	$1,692	$36	$1,728

Corporate expenses	$(8,694)	$(1,777)	$(10,471)	$(8,183)	$(365)	$(8,548)	$(10,557)	$(110)	$(10,667)

Consolidated operating income (loss)	$11,071	$(154)	$10,917	$14,015	$—	$14,015	$16,326	$(28)	$16,298

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

* - Represents business reorganization and other special charges